May 1, 2021

Summary

Prospectus

USAA 500 INDEX FUND

Member Shares (USSPX) ⬛ Reward Shares (USPRX)

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Before you invest, you may want to review the Fund's statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund (including the Fund's Statement of Information ("SAI")) online at VictoryFunds.com. You also can get this information at no cost by calling (800) 235-8396 or by sending an e-mail request to VictoryMail@vcm.com. The Fund's statutory prospectus and SAI dated May 1, 2021, are incorporated herein by reference.

You also may obtain this information at no cost from your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

Investment Objective

The USAA 500 Index Fund (the "Fund") seeks to match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index (the "Index"). The Index emphasizes stocks of large U.S. companies.

Fees and Expenses

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)

	Member	Reward
	Shares	Shares

Account Maintenance Fee (for Fund
account balances below $10,000)	$10*	None

*Victory Capital Transfer Agency, Inc., the Fund's transfer agent, assesses a $10 annual account maintenance fee to allocate part of the fixed costs of maintaining shareholder accounts. The transfer agent deducts $2.50 per quarter from your account to pay the annual fee.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Member	Reward
	Shares	Shares

Management Fee	0.10%	0.10%

Distribution and/or Service (12b-1) Fees	None	None

Other Expenses	0.15%	0.08%

Total Annual Fund Operating Expenses	0.25%	0.18%

Fee Waiver/ Reimbursement from Adviser	None	(0.03%)

Total Annual Fund Operating Expenses	0.25%1	0.15%1
after Reimbursement

1Victory Capital Management Inc. (the "Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed 0.25% of the Fund's Member Shares and 0.15% of the Fund's Reward Shares, through at least June 30, 2023. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and the expense limitation agreement for the Member Shares and Reward Shares is not continued beyond its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Member Shares	$26	$80	$141	$318

Reward Shares	$15	$51	$ 95	$223

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance.

For the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategy

The Fund's principal investment strategy is, under normal market conditions, to invest at least 80% of the Fund's assets in the common stocks of companies composing the Index. This strategy may be changed upon 60 days' written notice to shareholders.

The Index is a market-cap weighted index that consists of the 500 largest companies within the Wilshire 5000 Total Market IndexSM ("Parent Index"). The Parent Index measures the performance of all U.S. equity securities with readily available price data. In seeking to track the performance of the Index, the Fund attempts to allocate investments among stocks in approximately the same weightings as the Index, beginning with the stocks that make up the larger portion of the Index's value. The Fund is rebalanced as required to reflect index changes and to accommodate Fund cash flows. The Fund may exclude or remove any Index stock that it believes is illiquid or has been impaired by financial conditions or other extraordinary events.

To the extent that the Index concentrates in the securities of a particular industry or group of industries, the Fund will similarly concentrate its investments. As of the date of this Prospectus, the Fund's investments are not concentrated in any industry or group of industries, although the Fund's investments are more focused in the information technology sector, consistent with the Index.

Principal Risks

Any investment involves risk, and there is no assurance that a Fund's objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in a Fund.

The Fund's investments are subject to the following principal risks:

Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short- term or may last for extended periods.

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Large-Capitalization Stock Risk – The Fund invests in large- capitalization companies. Such investments may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid- capitalization companies.

Tracking Error Risk – While the Fund attempts to match the performance of the Index as closely as possible before the deductions of fees and expenses, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund's performance may be affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. Changes in the Fund's cash flow may affect how closely the Fund tracks the Index.

Passive Management Risk – The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Fund's Index or of the actual securities included in the Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance could be lower than actively managed funds that can shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.

Sector Risk – To the extent the Fund's investments are concentrated in an industry or group of industries or focused in one or more sectors, such as the information technology sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile. For example, the values of companies in the information technology sector are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.

Derivatives Risk – The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, proposed and current regulations may limit the Fund's ability to invest in derivatives.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The Fund has two classes of shares: Member Shares and Reward Shares. The bar chart illustrates the Member Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional broad-based securities market index with investment characteristics similar to the Fund. Performance reflects any expense limitations in effect during the periods shown.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund's most current performance information is available on the Fund's website at VictoryFunds.com or by calling (800)

235-8396.

RISK/RETURN BAR CHART

Annual Returns for Periods Ended December 31

40%

32.03%	31.19%

30%

21.53%21.22%

20%

15.75%

13.38%

11.70%

10%

1.82%1.13%

0%

-4.65%

-10%

2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	21.22%	June 30, 2020
Lowest Quarter Return	-18.91%	March 31, 2020

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or 401(k) plan, the after- tax returns shown in the table are not relevant to you.

The year-to-date return of the Member Shares as of March 31, 2021, was 5.42%.

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended December 31, 2020

	1 Year	5 Years	10 Years

Member Shares

Return Before Taxes	21.22%*	15.53%*	13.89%*

Return After Taxes on Distributions	20.17%*	14.67%*	13.17%*

Return After Taxes on Distributions and Sale of Fund Shares	13.18%*	12.34%*	11.50%*

Reward Shares

Return Before Taxes	21.35%	15.65%	14.01%

Indexes

S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	13.88%

Victory US Large Cap 500 Index (reflects no deduction for fees, expenses, or taxes)	21.56%	15.93%	14.14%

* Excludes $10 account maintenance fee, which is waived for accounts of $10,000 or more.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. (the "Adviser") serves as the Fund's investment adviser.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.

The portfolio manager primarily responsible for the day-to-day management of the Fund is a member of the Adviser's Victory Solutions platform.

Portfolio Manager

Tenure with
	Title	the Fund

Mannik S. Dhillon,	President, VictoryShares and	Since 2019
CFA, CAIA	Solutions

Purchase and Sale of Shares

You may purchase or sell shares of the Fund on any business day through VictoryFunds.com or by telephone at (800) 235- 8396. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell shares of the Fund by mail at P.O. Box 182593, Columbus, Ohio 43218-2593. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Member Shares:

The minimum initial purchase is $3,000. The minimum subsequent investment is $50.

Reward Shares:

The minimum initial purchase is $100,000 for new investors; or shares of the Fund held through a discretionary managed account program. The minimum subsequent investment is $50.

Tax Information

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

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